Exhibit 24.1


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Kaiserman and Kari Roberts as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Securities Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Securities Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                                    TITLE                                    DATE
/S/ ANDREW A. KIMURA                         President and Director                   January 6, 2006
----------------------------------
Andrew A. Kimura                             (Principal Executive Officer)

/S/ JEFFREY A. ALTABEF                       Vice President and Director              January 6, 2006
----------------------------------
Jeffrey A. Altabef

/S/ EVELYN ECHEVARRIA                        Director                                 January 6, 2006
----------------------------------
Evelyn Echevarria

/S/ MICHAEL A. MARRIOTT                      Director                                 January 6, 2006
----------------------------------
Michael A. Marriott

/S/ THOMAS ZINGALLI                          Principal Accounting Officer and         January 6, 2006
----------------------------------           Controller
Thomas Zingalli